UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2005

ISSG, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5715 Lemona Avenue
Van Nuys, California	91411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 988-5532

RUB INVESTMENTS LIMITED

(former name if changed since last report)

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

The Registrant has appointed Malone & Bailey, PC, as the Registrant's independent accountants for the year ending December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. Malone & Bailey, PC was engaged by the Registrant on August 8, 2005. During the most recent two fiscal years and during the portion of 2005 preceding the Board's decision, neither the Company, nor anyone engaged on its behalf, has consulted with Malone & Bailey, PC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

McKennon, Wilson & Morgan, LLP audited the consolidated financial statements of the acquisition subsidiary of the Registrant for the fiscal years ended December 31, 2004 and 2003 and their reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that McKennon, Wilson & Morgan, LLP’s report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. From December 2004 (date of engagement) through August 8, 2005, there were no disagreements between the Registrant and McKennon, Wilson & Morgan, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McKennon, Wilson & Morgan, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by McKennon, Wilson & Morgan, LLP, as the independent accountants of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16)	Letter from McKennon, Wilson & Morgan, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISSG, INC.

By: /s/ Terence Davis
Terence Davis, President

Date: August 11, 2005